DERIVATIVES	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
DERIVATIVES
In 2016, the Company determined that the FCX Contingent Payments Provisions resulting from the contract termination with FMOG (See Note 1) were freestanding financial instruments and that they each met the criteria of a derivative instrument. The FCX Contingent Payments Provisions were initially recorded to revenue at a fair value of $6.2 million on May 23, 2016, and were revalued at each reporting date with changes in the fair value reported as non-operating income or expense. The fair value of the FCX Contingent Payments Provisions was determined using a Monte Carlo simulation (see Note 7). In January 2017, the Company and FCX settled the First FCX Contingent Payment Provision with a $6.0 million payment received by the Company. At maturity, the value of the Second FCX Contingent Payment Provision was zero based on the actual results of the average price of WTI crude oil over the period determined in the agreement; therefore, no payment was due to the Company.
The following table provides the fair value of the Company’s derivative as reflected in the Consolidated Balance Sheets (in millions):

Balance sheet classification	Fair value
	December 31, 2017	December 31, 2016
Derivative:
FCX Contingent Payments Provisions
Prepaid expenses and other current assets	$—	$6.1

The following table provides the revaluation effect of the Company’s derivative on the Consolidated Statements of Operations (in millions):

		Amount of gain (loss) recognized in income (loss)
Derivative	Classification of gain (loss) recognized in income (loss)	Year ended December 31, 2017	Year ended December 31, 2016
FCX Contingent Payments Provisions	Other - net	$(0.1)	$(0.1)